UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2024

AMERICAN BATTERY TECHNOLOGY COMPANY
(Exact name of registrant as specified in its charter)

Nevada	001-41811	33-1227980
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

100 Washington Street, Suite 100 Reno, NV	89503
(Address of principal executive offices)	(Zip Code)

(775) 473-4744

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ABAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On January 4, 2024, upon the completion of a comprehensive selection process, American Battery Technology Company (the “Company”), at the direction of the Board of Directors of the Company (the “Board”), and upon the recommendation of the Audit Committee of the Board, dismissed its current independent registered public accounting firm, Marcum LLP (“Marcum”). Marcum’s reports on the Company’s consolidated financial statements for the fiscal years ended June 30, 2023 and June 30, 2022, do not contain any adverse opinion or disclaimer of opinion, and they are not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended June 30, 2023 and June 30, 2022, and the subsequent interim period through January 4, 2024, there were (i) no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Marcum’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and (ii) no “reportable events” requiring disclosure pursuant to paragraph (a)(1)(v) of Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K, except concerning the material weaknesses in the Company’s internal control over financial reporting disclosed in Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2022, December 31, 2022, March 31, 2023, and September 30, 2023, and reported in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal years ended June 30, 2023 and June 30, 2022.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Marcum a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (the “SEC”) and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether or not Marcum agrees with the above statements. A copy of Marcum’s letter, dated January 8, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On January 4, 2024, at the direction of the Board, and upon the recommendation of the Audit Committee, the Company appointed KPMG LLP (“KPMG”) as the Company’s new independent registered public accounting firm. KPMG’s appointment is for the Company’s fiscal year ending June 30, 2024, and related interim periods. During the fiscal years ended June 30, 2022, and June 30, 2023, and the subsequent interim period through January 4, 2024, neither the Company nor anyone on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, where either a written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to item 304 of Regulation S-K or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Marcum LLP to the Securities and Exchange Commission dated January 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: January 8, 2024	By:	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer